Exhibit 10.12

CONTINUING GUARANTY

Dated as of  March 17,  2011.

Guaranty.  To induce JPMorgan Chase Bank, N.A., London Branch, with an address of 125 London Wall, London EC2Y 5AJ, Attn: Paul Hogan, Facsimile No.: +44 (0) 20 7742 7035, its successors and assigns, directly or through any of its Lending Installations (as defined below) (collectively, the “Bank”), at its option, to provide or extend the Liabilities (as defined below) to Femcare Group Limited and/or Utah Medical Products Limited (individually and collectively, as the context requires, the “Borrower”) or to the Borrower and others, and because the undersigned (the “Guarantor”) has determined (a) that executing this Guaranty is necessary or convenient to the conduct, promotion, or attainment of its business and corporate purposes and that it is otherwise in its interest, financial or otherwise, and (b) that it reasonably expects to financially benefit, directly or indirectly, from the Liabilities being provided to the Borrower, the Guarantor absolutely and unconditionally guarantees to the Bank, as primary obligor and not merely as surety, the full and prompt payment of the Liabilities when due, whether on demand, at stated maturity, by acceleration or otherwise. The Guarantor will not only pay the Liabilities, but will also reimburse the Bank for any fees, charges, costs and expenses, including reasonable attorneys' fees, that the Bank may pay in collecting from the Borrower or the Guarantor, and for liquidating any Collateral or this Guaranty (collectively, “Collection Amounts”).   The Guarantor’s obligations under this Guaranty shall be payable in the currency or currencies specified in the Facility Documents (as defined below).

Liabilities. The term “Liabilities” means all obligations, indebtedness, and liabilities of the Borrower, whether alone or together with others, to the Bank or to JPMorgan Chase & Co., or any of their respective subsidiaries or affiliates or their successors, now existing or later arising, including, without limitation, all obligations under or arising with respect to that certain credit facility extended by JPMorgan Chase Bank, N.A., London Branch to Borrower pursuant to that certain £8,000,000 Facility Agreement dated March 10, 2011, all loans, advances, interest, costs, overdraft indebtedness (including but not limited to the amount of any overdraft, determined on a ledger and collected basis, existing at any time or from time to time in any demand deposit account maintained at the Bank by the Borrower [each such account, an “Affiliate Account”], including overdrafts caused by returned checks or other instruments or by withdrawals or transfers from an Affiliate Account against uncollected or insufficient funds, together with interest charged by the Bank on any such overdraft in accordance with its customary practices), credit card indebtedness, lease obligations, obligations relating to the discount or payment of notes, obligations relating to issuance or confirmation of letters of credit, guaranties, or indemnifications, including reimbursement or similar obligations relating to any of the foregoing, obligations of the Borrower relating to guaranties or indemnities given to third parties by the Bank, JPMorgan Chase & Co., or any of their respective subsidiaries or affiliates or their successors, obligations relating to creation of acceptances, obligations relating to treasury management agreements and/or cash management services (including, without limitation, commercial card services, purchase card services, deposit account services, fund transfer services, automated clearing house [ACH] funds transfer services, intercompany “sweep” transfers, investment services, ACH and BACS agreements, and other similar or related services or products), or obligations relating to any Rate Management Transaction (as defined below), including without limitation that certain 2002 Master Agreement dated as of March 15, 2011, in the amount of £8,000,000, and any renewal, modification or replacement therefore, all monetary obligations (including interest) incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations or substitutions of any of the foregoing, whether the Borrower may be liable jointly with others or individually liable as a debtor, maker, co-maker, drawer, endorser, guarantor, surety or otherwise, and whether voluntarily or involuntarily incurred, due or not due, absolute or contingent, direct or indirect, liquidated or unliquidated.

The term “Rate Management Transaction” means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Borrower and the Bank or JPMorgan Chase & Co., or any of their respective subsidiaries or affiliates or their successors which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

Facility Documents.  All writings evidencing, supporting, securing, or otherwise executed in connection with any of the Liabilities, including but not limited to this Guaranty, as such writings may be amended, modified, replaced, or supplemented from time to time, are referred to collectively as the “Facility Documents” and individually as a “Facility Document.”

No Limitation. The Guarantor's obligation under this Guaranty is UNLIMITED.

Continued Reliance. The Bank may continue to make or extend Liabilities to the Borrower in reliance on this Guaranty until it receives written notice of termination from the Guarantor, regardless of whether at any time or from time to time there are no existing Liabilities or commitment by the Bank to make advances or other financial accommodations for Borrower. Notwithstanding the provisions for notices in this Guaranty, such notice shall be effective at the opening of the Bank for business on the third business day after actual receipt of the notice. If terminated, the Guarantor will continue to be liable to the Bank (i) for any Liabilities in existence, created, assumed, or committed to at the time the termination becomes effective, (ii) all subsequent renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements and amendments (but not increases) of those Liabilities, (iii) all interest accruing on those Liabilities after the effective termination date, and (iv) all Collection Amounts incurred with respect to those Liabilities, on or after the effective termination date. The Bank may continue to permit the Borrower to incur Liabilities and to issue commitments to the Borrower to advance or acquire Liabilities in reliance on this Guaranty until the effective date of termination, regardless of whether at any time or from time to time there are no existing Liabilities nor commitment by the Bank to advance or acquire Liabilities.

Security. The term “Collateral” in this Guaranty means all real or personal property described in all security agreements, pledge agreements, mortgages, deeds of trust, assignments, or other instruments now or hereafter executed in connection with any of the Liabilities.  The Collateral, if any, secures the payment of the Liabilities.

Bank's Right of Setoff.  The Guarantor grants the Bank a security interest in, and the Bank is authorized to setoff and apply, all Accounts, Securities and Other Property, and Bank Debt against any and all Liabilities of the Borrower and against all obligations of the Guarantor under this Guaranty.  Subject to applicable law, this security interest and right of setoff may be exercised at any time and from time to time, and without prior notice to the Guarantor.  This security interest and right of setoff may be enforced or exercised by the Bank regardless of whether or not the Bank has made any demand under this paragraph or whether the Liabilities are contingent, matured, or unmatured.  Any delay, neglect or conduct by the Bank in exercising its rights under this paragraph will not be a waiver of the right to exercise this right of setoff. The rights of the Bank under this paragraph are in addition to other rights the Bank may have by law. In this paragraph: (a) the term “Accounts” means any and all accounts and deposits of the Guarantor (whether general, special, time, demand, provisional or final), in U.S. dollars or any other currency, regardless of whether such accounts or deposits are then due to the Guarantor, at any time held by the Bank or any Lending Installation (as defined below) (including all Accounts held jointly with another, but excluding any IRA or Keogh Account, or any trust or other type of Account in which a right of setoff would be prohibited by law); (b) the term “Securities and Other Property” means any and all securities and other property of the Guarantor in the custody, possession or control of the Bank or any Lending Installation (other than property held by the Bank or any Lending Installation in a fiduciary capacity); and (c) the term “Bank Debt” means all indebtedness at any time owing by the Bank or any Lending Installation to or for the credit or account of the Guarantor.

Remedies/Acceleration. If the Guarantor fails to pay any amount owing under this Guaranty, the Bank shall have all of the rights and remedies provided by law or under any other agreement. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person or business entity with or without designation of the capacity of that nominee. The Guarantor is liable for any deficiency in payment of any Liabilities whether of principal, interest, fees, costs or expenses remaining after the disposition of any Collateral. The Guarantor is liable to the Bank for all reasonable costs and expenses of any kind incurred in the making and collection of this Guaranty, including without limitation reasonable attorneys' fees and court costs. These costs and expenses include without limitation any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding. All obligations of the Guarantor to the Bank under this Guaranty, whether or not then due or absolute or contingent, shall, at the option of the Bank, without notice or demand, become due and payable immediately upon the occurrence of any default or event of default under the terms of any of the Liabilities or otherwise with respect to any agreement related to the Liabilities (or any other event that results in acceleration of the maturity of any Liabilities, including without limitation, demand for payment of any Liabilities constituting demand obligations or automatic acceleration in a legal proceeding) or the occurrence of any default under this Guaranty.

Permissible Actions.  If any monies become available from any source other than the Guarantor that the Bank can apply to the Liabilities, the Bank may apply them in any manner it chooses, including but not limited to applying them against obligations, indebtedness or liabilities which are not covered by this Guaranty. The Bank may take any action against the Borrower, the Collateral, or any other person liable for any of the Liabilities. The Bank may release the Borrower or anyone else from the Liabilities, either in whole or in part, or release the Collateral, and need not perfect a security interest in or lien on the Collateral. The Bank does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on the Collateral or any other collateral for the Liabilities, or exercise any right of set-off. The Guarantor authorizes the Bank, without notice or demand and without affecting the Guarantor's obligations hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Liabilities or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors; (c) take and hold Collateral for the payment of this Guaranty or the Liabilities, and enforce, exchange, substitute, subordinate, waive or release any such Collateral; (d) proceed against such Collateral and direct the order or manner of sale of such Collateral as the Bank in its discretion may determine; and (e) apply any and all payments from the Borrower, the Guarantor or any other guarantor, or recoveries from such Collateral, in such order or manner as the Bank in its discretion may determine. The Guarantor's obligations under this Guaranty shall not be released, diminished or affected by (i) any act or omission of the Bank, (ii) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower or any of its assets, (iii) any change in the composition or structure of the Borrower or the Guarantor, including a merger or consolidation with any other person or entity, or (iv) any payments made upon the Liabilities. The Guarantor hereby expressly consents to any impairment of Collateral, including, but not limited to, failure to perfect a security interest in or release of Collateral, and any such impairment or release shall not affect the Guarantor's obligations hereunder.

Nature of Guaranty.  This Guaranty is a guaranty of payment and not of collection. Therefore, the Bank may insist that the Guarantor pay immediately, and the Bank is not required to attempt to collect first from the Borrower, the Collateral, or any other person liable for the Liabilities. The obligation of the Guarantor shall be unconditional and absolute even if all or any part of any agreement between the Bank and the Borrower is unenforceable, void, voidable or illegal, and regardless of the existence of any defense, setoff or counterclaim which the Borrower may assert. The Guarantor agrees that, as between the Guarantor and the Bank, the Liabilities may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction, or other prohibition which may prevent, delay, or vitiate any declaration as regards the Borrower and that in the event of a declaration or attempted declaration, the Liabilities shall immediately become due and payable by the Guarantor for the purposes of this Guaranty.  The obligations of the Guarantor under this Guaranty shall not be affected by  any war, riot, or revolution impacting multinational companies or any act of expropriation, nationalization, or currency inconvertibility or nontransferability arising from governmental, judicial, legislative, or executive measures affecting the Guarantor, the Borrower, or the property of the Guarantor or the Borrower.  If the Borrower is a corporation, limited liability company, partnership, trust, or other type of legal entity, it is not necessary for the Bank to inquire into the powers of the Borrower or the officers, directors, members, managers, partners, trustees or agents acting or purporting to act on its behalf, and any of the Liabilities made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

Other Guarantors.  If there is more than one Guarantor, the obligations under this Guaranty are joint and several. In addition, each Guarantor under this Guaranty shall be jointly and severally liable with any other guarantor of the Liabilities.  If the Bank elects to enforce its rights against fewer than all guarantors of the Liabilities, that election does not release the Guarantor from its obligations under this Guaranty. The compromise or release of any of the obligations of any of the other guarantors or the Borrower shall not serve to waive, alter or release the Guarantor's obligations.

Rights of Subrogation. The Guarantor waives and agrees not to enforce any rights of subrogation, contribution or indemnification that it may have against the Borrower, any person liable on the Liabilities, or the Collateral, until the Borrower and the Guarantor have fully performed all their obligations to the Bank, even if those obligations are not covered by this Guaranty.  If any sums shall be paid to the Guarantor or otherwise collected by the Guarantor on account of any subrogation. contribution, or indemnification rights in contravention of the terms of the preceding sentence, such sums shall be held in trust for the benefit of the Bank and promptly paid to the Bank, to be credited and applied to (or held as collateral for) unperformed obligations, whether matured or unmatured, absolute or contingent, as the Bank may determine in its sole discretion, in accordance with the terms of the relevant obligations.

Waivers. The Guarantor waives (a) to the extent not prohibited by applicable law, all rights and benefits under any laws or statutes regarding sureties, as may be amended, and (b) any right the Guarantor may have to receive notice of the following matters before the Bank enforces any of its rights: (i) the Bank's acceptance of this Guaranty, (ii) incurrence or acquisition of any Liabilities, any credit that the Bank extends to the Borrower, Collateral received or delivered, default by any party to any agreement related to the Liabilities or other action taken in reliance on this Guaranty, and all notices and other demands of any description, (iii) diligence and promptness in preserving liability against any obligor on the Liabilities, and in collecting or bringing suit to collect the Liabilities from any obligor on the Liabilities or to pursue any remedy in the Bank’s power to pursue; (iv) notice of extensions, renewals, modifications, rearrangements, restatements and substitutions of the Liabilities or any Collateral for the Liabilities; (v) notice of failure to pay any of the Liabilities as they mature, any other default, adverse change in the financial condition of any obligor on the Liabilities, release or substitution of any Collateral, subordination of the Bank’s rights in any Collateral, and every other notice of every kind that may lawfully be waived; (vi) the Borrower's default, (vii) any demand, diligence, presentment, dishonor and protest, or (viii) any action that the Bank takes regarding the Borrower, anyone else, the Collateral, or any of the Liabilities, which it might be entitled to by law or under any other agreement, (c) any right it may have to require the Bank to proceed against the Borrower, any other obligor or guarantor of the Liabilities, or the Collateral for the Liabilities or the Guarantor's obligations under this Guaranty, or pursue any remedy in the Bank's power to pursue, (d) any defense based on any claim that the Guarantor's obligations exceed or are more burdensome than those of the Borrower, (e) the benefit of any statute of limitations affecting the Guarantor's obligations hereunder or the enforcement hereof, (f) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrower for the Liabilities, and (g) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof. The Bank may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver. No modification or waiver of this Guaranty is effective unless it is in writing and signed by the party against whom it is being enforced.

Cooperation. The Guarantor agrees to fully cooperate with the Bank and not to delay, impede or otherwise interfere with the efforts of the Bank to secure payment from the assets which secure the Liabilities including actions, proceedings, motions, orders, agreements or other matters relating to relief from automatic stay, abandonment of property, use of cash collateral and sale of the Bank's collateral free and clear of all liens.

Payments Generally.  All payments by the Guarantor shall be made in the manner, at the place and in the currency (the “Payment Currency”) required by the Facility Documents; provided, however, that (if the Payment Currency is other than U.S. dollars) the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect payments in the foregoing manner, the Guarantor shall be obligated to) pay to the Bank at its principal office the equivalent amount in U.S. dollars computed at the selling rate of the Bank or a selling rate chosen by the Bank, most recently in effect on or prior to the date the Liability becomes due, for cable transfers of the Payment Currency to the place where the Liability is payable.  In any case in which the Guarantor makes or is obligated to make payment in U.S. dollars, the Guarantor shall hold the Bank harmless from any loss incurred by the Bank arising from any change in the value of U.S. dollars in relation to the Payment Currency between the date the Liability becomes due and the date the Bank is actually able, following the conversion of the U.S. dollars paid by the Guarantor into the Payment Currency and remittance of such Payment Currency to the place where such Liability is payable, to apply such Payment Currency to such Liability.

Without limiting the scope of the preceding paragraph, if for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Guarantor under this Guaranty in a Payment Currency (the “specified currency”) into another currency, the Guarantor agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Bank could purchase the specified currency with such other currency at an office of the Bank chosen by the Bank in its sole discretion on the business day preceding that on which a final, non-appealable judgment is given.  The obligations of the Guarantor in respect of any sum due to the Bank shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the business day following receipt by the Bank of any sum adjudged to be so due in such other currency the Bank may in accordance with normal, reasonable banking procedures purchase the specified currency with such other currency.  If the amount of the specified currency so purchased is less than the sum originally due to the Bank in the specified currency, the Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Bank against such loss.

Certain Taxes.  The Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein (“Taxes”).  If any Taxes are required to be withheld from any amounts payable to the Bank hereunder, the amounts so payable to the Bank shall be increased to the extent necessary to yield to the Bank (after payment of all Taxes) the amounts payable hereunder in the full amounts so to be paid.  Whenever any Tax is paid by the Guarantor, as promptly as possible thereafter, the Guarantor shall send the Bank an official receipt showing payment thereof, together with such additional documentary evidence as may be required from time to time by the Bank.

Lending Installations.  The Bank may designate, in its sole discretion, one or more of its offices, branches, facilities, subsidiaries or affiliates (each, a “Lending Installation”) that is or are to make and book any of the Liabilities and for whose account payments are to be made, and may change any of them from time to time, and the Guarantor consents thereto.  The Guarantor agrees that all terms of this Guaranty shall apply to, be for the benefit of, and be enforced by or on behalf of each such Lending Installation.

Reinstatement. The Guarantor agrees that to the extent any payment is received by the Bank in connection with the Liabilities, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Bank or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act, foreign or domestic, or otherwise (any such payment is hereinafter referred to as a “Preferential Payment”), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Bank is in possession of this Guaranty, and, to the extent of such payment or repayment by the Bank, the Liabilities or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

Severability and Limitation on Obligations.
(a)           The provisions of this Guaranty are severable.  If any of the obligations of the Guarantor under this Guaranty is invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Guarantor shall not in any way be affected or impaired, and the invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Guarantor under this Guaranty in any other jurisdiction.

(b)           Further, in any action or proceeding involving any state corporate law, or any state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid, or unenforceable on account of the amount of the Guarantor’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor or the Bank, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the Guarantor's “Maximum Exposure”). This paragraph (b) with respect to the Maximum Exposure of the Guarantor is intended solely to preserve the rights of the Bank under this Guaranty to the maximum extent not subject to avoidance under applicable law, and neither the Guarantor nor any other person or entity shall have any right or claim under this paragraph (b) with respect to the Maximum Exposure except to the extent necessary to avoid having the obligations of the Guarantor under this Guaranty rendered voidable under applicable law.

(c)           The Guarantor agrees that the Liabilities may at any time and from time to time, without impairing this Guaranty or affecting the rights and remedies of the Bank under this Guaranty, exceed the Maximum Exposure of the Guarantor.  Nothing in this paragraph (c), however, shall be construed as increasing the Guarantor’s obligations under this Guaranty beyond its Maximum Exposure.

Information. The Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Liabilities and the nature, scope and extent of the risks that the Guarantor assumes and incurs under this Guaranty, and agrees that the Bank does not have any duty to advise the Guarantor of information known to it regarding those circumstances or risks.

Financial Information. The Guarantor further agrees that the Guarantor shall provide to the Bank the financial statements and other information relating to the financial condition, properties and affairs of the Guarantor as the Bank requests from time to time.

Representations and Warranties by Guarantor. The Guarantor represents and warrants that the following statements are true and will remain true until termination of this Guaranty and payment in full of all Liabilities: (a) the execution and delivery of this Guaranty and the performance of the obligations it imposes do not violate any law, do not conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party, (b) this Guaranty is a valid and binding agreement, enforceable according to its terms, and (c) all balance sheets, profit and loss statements, and other financial statements furnished to the Bank in connection with the Liabilities are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates.

(a) The Guarantor has filed all federal and state tax returns that are required to be filed, has paid all due and payable taxes and assessments against the property and income of the Guarantor and all payroll, excise and other taxes required to be collected and held in trust by the Guarantor for any governmental authority; (b) the Guarantor has determined that this Guaranty will benefit the Guarantor directly or indirectly; (c) the Guarantor has (i) without reliance on the Bank or any information received from the Bank and based upon the records and information the Guarantor deems appropriate, made an independent investigation of the Borrower, the Borrower business, assets, operations, prospects and condition, financial or otherwise, and any circumstances that may bear upon those transactions, the Borrower or the obligations, liabilities and risks undertaken in this Guaranty with respect to the Liabilities; (ii) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower and the Bank has no duty to provide any information concerning the Borrower or any other obligor to the Guarantor; (iii) full and complete access to the Borrower and any and all records relating to any Liabilities now and in the future owing by the Borrower; (iv) not relied and will not rely upon any representations or warranties of the Bank not embodied in this Guaranty or any acts taken by the Bank prior to and after execution or other authentication and delivery of this Guaranty (including but not limited to any review by the Bank of the business, assets, operations, prospects and condition, financial or otherwise, of the Borrower); and (v) determined that the Guarantor will receive benefit, directly or indirectly, and has or will receive fair and reasonably equivalent value for, the execution and delivery of this Guaranty; (d) by entering into this Guaranty, the Guarantor does not intend to incur or believe that the Guarantor will incur debts that would be beyond the Guarantor’s ability to pay as those debts mature; (e) the execution and delivery of this Guaranty are not intended to hinder, delay or defraud any creditor of the Guarantor; and (f) the Guarantor is neither engaged in nor about to engage in any business or transaction for which the remaining assets of the Guarantor are unreasonably small in relation to the business or transaction, and any property remaining with the Guarantor after the execution or other authentication of this Guaranty is not unreasonably small capital. Each Guarantor, other than a natural person, further represents that: (a) it is duly organized, validly existing and in good standing under the laws of the state where it is organized and in good standing in each state where it is doing business; and (b) the execution and delivery of this Guaranty and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body, and (ii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any agreement or document governing its affairs.

Confirmation of Guaranty.  The solicitation of, or the delivery by the Guarantor of, any confirmation or reaffirmation of the continued effectiveness of this Guaranty on one or more occasions shall not give rise to any inference that if such a confirmation or reaffirmation is not delivered on any later occasion, this Guaranty is no longer effective.  For the avoidance of doubt, the obligations of the Guarantor under this Guaranty shall continue in effect as provided in this Guaranty whether or not the Guarantor has confirmed or reaffirmed its effectiveness even though, on one or more occasions, either the Bank may have solicited a confirmation or reaffirmation of the continued effectiveness of this Guaranty from the Guarantor or the Guarantor may have provided such confirmation or reaffirmation, whether or not solicited.

Notices.  All notices, requests and other communications to any party under this Guaranty must be in writing (including bank wire, facsimile transmission or similar writing) and must be given to that party, in the case of the Guarantor, at its address or facsimile number set forth on the signature page of this Guaranty, and, in the case of the Bank, at the address or facsimile number stated above, with concurrent notice to the following address or facsimile number, as the case may be:

JPMorgan Chase Bank, N.A.
201 South Main Street
Suite 300
Salt Lake City, Utah 84111
Attention: Lynn Goodale
Facsimile No: 801-715-7401

with a copy to:	Snell & Wilmer L.L.P.
Beneficial Tower
15 West South Temple, Suite 1200
Salt Lake City, Utah 84101
Attention: Brian D. Cunningham, Esq.
Facsimile No: 801-257-1800

Either party may change the address or facsimile number to which notice is to be sent for that party by sending a written notice to the other party specifying the change.  Each notice, request or other communication is effective (i) if given by facsimile transmission, when transmitted to the facsimile number for the other party and confirmation of receipt is received, (ii) if given by mail, 72 hours after the communication is deposited in the mails with first class postage prepaid, to the address for the other party, or (iii) if given by any other means, when delivered at the address for the other party.

Governing Law and Venue. This agreement is delivered in the State of Utah and governed by Utah law (without giving effect to its laws of conflicts). The Guarantor agrees that any legal action or proceeding with respect to any of its obligations under this agreement may be brought by the Bank in any state or federal court located in the State of Utah as the Bank in its sole discretion may elect. By the execution and delivery of this agreement, the Guarantor submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Guarantor waives any claim that the State of Utah is not a convenient forum or the proper venue for any such suit, action or proceeding. THE FOREGOING DOES NOT LIMIT THE RIGHT OF THE BANK TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER STATE, FEDERAL, OR FOREIGN JURISDICTION.

Miscellaneous. The Guarantor's liability under this Guaranty is independent of its liability under any other guaranty previously or subsequently executed by the Guarantor or any one of them, singularly or together with others, as to all or any part of the Liabilities, and may be enforced for the full amount of this Guaranty regardless of the Guarantor's liability under any other guaranty. This Guaranty binds the Guarantor's heirs, successors and assigns, and benefits the Bank and its successors and assigns. The Bank may assign this Guaranty in whole or in part without notice. The Guarantor agrees that the Bank may provide any information or knowledge the Bank may have about the Guarantor or about any matter relating to this Guaranty to JPMorgan Chase & Co., or any of its subsidiaries or affiliates or their successors, or to one or more purchasers or potential purchasers of this Guaranty or the Liabilities guaranteed hereby. The use of headings does not limit the provisions of this Guaranty. Copies provided via facsimile will be given the same validity as an original.

Counterparts.  This Guaranty may be executed in any number of counterparts, each of which shall be considered an original, but all of which together shall constitute one instrument.

WAIVER OF IMMUNITY.  TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY BE ENTITLED TO CLAIM OR MAY ACQUIRE, FOR ITSELF OR ANY OF ITS ASSETS, ANY IMMUNITY FROM SUIT, JURISDICTION OF ANY COURT, OR FROM ANY LEGAL PROCESS (WHETHER FROM SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF A JUDGMENT, EXECUTION OR OTHERWISE) AS TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN REGARD TO ITS OBLIGATIONS UNDER THIS GUARANTY.

WAIVER OF SPECIAL DAMAGES. THE GUARANTOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

JURY WAIVER. THE GUARANTOR AND THE BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE GUARANTOR AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN.

Guarantor:

UTAH MEDICAL PRODUCTS, INC.

By /s/ Paul O. Richins

Paul O. Richins V.P.
Printed Name Title

Date Signed: 17-March-2011

Notice Address:

Utah Medical Products, Inc.
7043 South 300 West
Midvale, Utah 84047
Attention: Paul Richins
Facsimile No: 801-566-7305

with a copy to:

Osborne Clarke
2 Palo Alto Square
Suite 200
Palo Alto, CA 94306, USA
 Attention: Steve Wilson, Esq.
Facsimile No: 650-739-0360